UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2007

WENDY'S INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-08116	31-0785108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4288 West Dublin-Granville Road, Dublin, Ohio		43017
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-764-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 10, 2007, the Company posted on its investor website a letter to shareholders from Kerrii Anderson, Chief Executive Officer and President, addressing the Company’s improving financial performance, the Company’s new business initiatives, the strategic review by the Board of Directors’ Special Committee and the Company’s commitment to giving back to its communities. A copy of this letter to shareholders is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99 – Letter to shareholders from Kerrii Anderson, Chief Executive Officer and President of the Company, dated December 10, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY'S INTERNATIONAL, INC.

December 10, 2007	By:	Kerrii B. Anderson

Name: Kerrii B. Anderson
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99	Exhibit 99 – Letter to shareholders from Kerrii Anderson, Chief Executive Officer and President of the Company, dated December 10, 2007.